UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2024

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11299 Illinois Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series F Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2024, CNO Financial Group, Inc. (the "Company") held its 2024 Annual Meeting of Shareholders at which the Company’s shareholders voted on the four proposals below, as further described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2024 (the "Proxy Statement"). Voting results for each proposal are set forth below.

Proposal 1:	The eight nominees to serve as directors of the Company were elected, each for a one-year term expiring at the Company’s 2025 annual meeting of shareholders and until his or her successor is duly elected and qualified. Voting results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Gary C. Bhojwani	96,973,795	529,535	195,415	3,348,762
Archie M. Brown	94,514,441	2,990,296	194,008	3,348,762
David B. Foss	81,061,820	16,442,909	194,016	3,348,762
Mary R. (Nina) Henderson	94,426,098	3,077,945	194,702	3,348,762
Adrianne B. Lee	95,212,864	2,291,934	193,947	3,348,762
Daniel R. Maurer	94,198,799	3,306,000	193,946	3,348,762
Chetlur S. Ragavan	97,355,352	150,066	193,327	3,348,762
Steven E. Shebik	97,376,533	128,305	193,907	3,348,762

Proposal 2:	The proposal to approve, by non-binding advisory vote, the executive compensation of the Company’s named executive officers disclosed in the Proxy Statement was approved. Voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
91,226,994	5,996,916	474,835	3,348,762

Proposal 3:	The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024 was approved. Voting results were as follows:

For	Against	Abstentions
96,521,245	4,281,960	244,302

Proposal 4:	The proposal to approve the adoption of the Amended and Restated Section 382 Shareholder Rights Plan was approved. Voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
88,053,358	9,470,690	174,697	3,348,762

Item 9.01(d).	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 9, 2024
	By:	/s/ Michellen A. Wildin
Michellen A. Wildin
Senior Vice President and Chief Accounting Officer

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